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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12

                                  UBICS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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

                                  UBICS, INC.
                              333 TECHNOLOGY DRIVE
                             SUITE 210, SOUTHPOINTE
                         CANONSBURG, PENNSYLVANIA 15317

                                                                     May 5, 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of UBICS, Inc. to be held on Thursday, June 8, 2000, at 11:00 a.m., at the Holiday Inn Pittsburgh South, 164 Fort Couch Road, Pittsburgh, Pennsylvania 15241.

     The Annual Meeting will begin with a report on Company operations, followed by discussion and voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement.

     Please read the accompanying Notice of Annual Meeting and Proxy Statement carefully. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided.

     We look forward to seeing you on June 8, 2000.

                                          Sincerely,

                                          /S/ VIJAY MALLYA
                                          Vijay Mallya
                                          Chairman

                                  UBICS, INC.

                              333 TECHNOLOGY DRIVE
                             SUITE 210, SOUTHPOINTE
                         CANONSBURG, PENNSYLVANIA 15317

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 8, 2000

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of UBICS, Inc., a Delaware corporation ("UBICS" or the "Company"), will be held at the Holiday Inn Pittsburgh South, 164 Fort Couch Road, Pittsburgh, Pennsylvania 15241, on Thursday, June 8, 2000, at 11:00 a.m. local time, for the purpose of considering and acting upon the following matters:

          (1) The election of two (2) Class III directors to serve for a term of three years and until their successors are duly elected and qualified; and

          (2) The transaction of such other and further business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     The Board of Directors of UBICS has fixed the close of business on April 25, 2000, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Shares represented by duly executed but unmarked proxies will be deemed to be voted in favor of the nominee for director.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of the stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any stockholder, for any purpose germane to the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                                          By order of the Board of Directors

                                          /s/ Babu Srinivas
                                          Babu Srinivas
                                          Vice President, Finance and Accounting
                                          and Secretary
                                          Canonsburg, Pennsylvania

May 5, 2000

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                                  UBICS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

     This Proxy Statement is being furnished to the holders of common stock, par value $.01 per share ("UBICS Common Stock"), of UBICS, Inc., a Delaware corporation ("UBICS" or the "Company"), in connection with the solicitation of proxies by UBICS's Board of Directors for use at the 2000 Annual Meeting of Stockholders to be held on Thursday, June 8, 2000 and at any and all adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement is being mailed to stockholders of UBICS on or about May 5, 2000.

GENERAL INFORMATION

     The Annual Meeting will be held at the Holiday Inn Pittsburgh South, 164 Fort Couch Road, Pittsburgh, Pennsylvania 15241, on Thursday, June 8, 2000, at 11:00 a.m. local time, or at any adjournment thereof. At the Annual Meeting, stockholders will vote on the following matters:

     (1) The election of two Class III Directors to serve a term of three years and until their successors are duly elected and qualified; and

     (2) The transaction of such other and further business as may properly come before the Annual Meeting.

     Stockholders are encouraged to review the detailed discussion presented in this Proxy Statement and either return the completed and executed proxy or attend the Annual Meeting.

QUORUM; VOTES REQUIRED

     Stockholders of record at the close of business on April 25, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date there were outstanding 6,479,800 shares of UBICS Common Stock. The holders of UBICS Common Stock are entitled to one vote for each share owned of record on the Record Date.

     Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. If the enclosed proxy card is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board that is, in favor of the election of the Director nominees. Brokers, banks, and other nominee holders will be requested to obtain voting instructions of beneficial owners of shares registered in their names, and shares represented by a duly completed proxy submitted by such a nominee holder on behalf of a beneficial owner will be voted to the extent instructed by the nominee holder on the proxy card. Rules applicable to nominee holders may preclude them from voting shares held by them in nominee capacity on certain kinds of proposals unless they receive voting instructions from the beneficial owners of the shares (the failure to vote in such circumstances is referred to as a "broker non-vote").

     The presence at the Annual Meeting, in person or by proxy, of shares of UBICS Common Stock representing at least a majority of the total number of shares of UBICS Common Stock entitled to vote on the Record Date will constitute a quorum for purposes of the Annual Meeting. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

     Under applicable Delaware law and the Company's Amended and Restated By-Laws, the nominees for election as directors who receive the highest number of votes actually cast will be elected. Abstentions and broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the vote on the election of directors.

     Each stockholder of UBICS is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that his or her shares are voted at the Annual Meeting. The return of a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving a written notice of revocation to the Secretary of UBICS, or by attending the Annual Meeting and voting in person. There is no required form for a proxy revocation. All properly executed proxies not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein.

     IF A PROXY IS SIGNED AND RETURNED, BUT NO INSTRUCTIONS ARE INDICATED, THE SHARES REPRESENTED BY SUCH PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEE.

COST OF SOLICITATION

     UBICS will bear the costs of soliciting proxies from its stockholders. UBICS will request that brokers and other custodians, nominees and fiduciaries forward proxy material to the beneficial holders of the UBICS Common Stock held of record by such persons, where appropriate, and will, upon request, reimburse such persons for their reasonable out-of-pocket expenses incurred in connection therewith.

                             ELECTION OF DIRECTORS

     The Amended and Restated By-Laws of the Company provide that the number of directors (which is to be not less than three nor more than twelve) is to be determined from time to time by resolution of the Board. The Board has established the number of directors at six.

     The Board of Directors is divided into three classes, with each class to be as nearly equal in number as reasonably possible, each of whose members serve for a staggered three-year term. The Board is presently comprised of two Class I Directors, one Class II Director and two Class III Directors. At each annual meeting of stockholders, the appropriate number of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the current Class III directors expire at the Annual Meeting. The terms of the Class I and Class II directors will expire at the 2001 and 2002 Annual Meeting of Stockholders, respectively.

     At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified. A director of any class who is elected to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he is elected and a director who is elected to fill a vacancy arising in any other manner holds office for the remaining term of his predecessor.

     The nominees for election this year as Class III Directors are nominated for a three-year term expiring at the 2003 Annual Meeting of Stockholders. In the election, the two persons receiving the highest number of votes actually cast are elected. The proxies named in the proxy card intend to vote for the election of the Class III nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for the nominees, the holder must so indicate in the appropriate space provided on the proxy card and identify the person for whom his or her vote is to be cast. If either of the nominees is unable to serve, the proxies may vote for another person designated by the Board or the Board may reduce the number of directors. The Company has no reason to believe that either of the nominees will be unable to serve. However, in connection with his Severance Agreement more fully described below under "Executive Compensation -- Employment Agreements", Manohar B. Hira has agreed to resign from the Board of Directors on the date on which his employment with UBICS terminates.

     Set forth below is certain information with regard to the nominees for election as Class III directors and each continuing Class I and Class II director.

                  NOMINEES FOR ELECTION AS CLASS III DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Vijay Mallya..............................  Chairman of the Company since its inception in July
Age 44                                      1993. Mr. Mallya has been Chairman of the UB Group since
                                            1983. Mr. Mallya also is Chairman of Mendocino Brewing
                                            Company, Inc., United Breweries Limited, UB Engineering
                                            Limited, Mangalore Chemicals and Fertilisers Ltd.,
                                            Herbertsons Limited, McDowell & Co. Ltd. and other UB
                                            Group companies. He also sits on boards of several
                                            foreign companies and organizations including companies
                                            comprising the UB Group, The Institute of Economic
                                            Studies (India) and the Federation of the Indian Chamber
                                            of Commerce and Industries.

Manohar B. Hira...........................  President and a director of the Company since it was
Age 60                                      founded in 1993. Mr. Hira also served in various senior
                                            management capacities for companies in the UB Group from
                                            1981 to 1995, including Chief Operating Officer--U.S. IT
                                            Operations, Export Manager, General Manager--Human
                                            Resources and Vice President--Administration. Mr. Hira
                                            is a mechanical engineer and has a Masters degree in
                                            management.

                   DIRECTORS CONTINUING AS CLASS I DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Kent D. Price.............................  Director of the Company since July 1998. Since 1999, Mr.
Age 56                                      Price has been Chairman of Fluid, Inc., which provides
                                            e-business development services and solutions. Since
                                            August 1998 Mr. Price has been President and a director
                                            of Robert Kent & Company, a financial advisory firm.
                                            Prior thereto, from January 1994 to July 1994 he was
                                            Chairman of San Francisco Company and Bank of San
                                            Francisco and from August 1994 to July 1998 was General
                                            Manager of Securities and Capital Markets for
                                            International Business Machines Corporation (IBM). He is
                                            currently a member of the board of directors of San
                                            Francisco Company and Mendocino Brewing Company, Inc.

Christopher C. Melton, Sr.................  Director of the Company since April 2000. Since March
Age 41                                      2000, Mr. Melton has been Chief Executive Officer of
                                            amplified.com, Inc., a business-to-business provider of
                                            technology and services for digital media distribution.
                                            During the 19 years prior thereto, Mr. Melton was
                                            employed by IBM, most recently in IBM's Global Services
                                            Unit as General Manager, E-Business Services, Americas
                                            and was the senior executive responsible for IBM's
                                            e-business services within the financial services
                                            industry. Prior to such assignment, Mr. Melton was the
                                            World Wide Director, Services, Delivery and Operations,
                                            Business Process Management for IBM. In addition, Mr.
                                            Melton has held several senior assignments with IBM Asia
                                            Pacific Corporation including Director of Marketing,
                                            Asia Pacific Region, Director of Finance and Operations
                                            and Chief Financial Officer. Mr. Melton received his
                                            Bachelor of Science degree in finance from the
                                            University of South Alabama.

                    DIRECTOR CONTINUING AS CLASS II DIRECTOR

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Scott R. Heldfond.........................  Director of the Company since December 1998. Mr.
Age 54                                      Heldfond is a managing member of eseed capital, LLC, a
                                            venture capital firm established in 1999. Since February
                                            1997 Mr. Heldfond also has been President and Chief
                                            Executive Officer of Frank Crystal & Co. of California,
                                            Inc., an insurance brokerage company. Prior to joining
                                            Frank Crystal & Co., from 1994 to February 1997 he was
                                            Chairman of Hales Capital LLC, an investment banking
                                            firm, and President of AON Real Estate and Investments.
                                            Mr. Heldfond is currently a member of the Board of
                                            Directors of Re-Energy, Inc. and InsureWave.com.

BOARD OF DIRECTORS AND COMMITTEES

     The Board met five times during the fiscal year ended December 31, 1999 ("fiscal 1999"). No director attended fewer than 75% of the total number of meetings of the Board during fiscal 1999. The Board has an Audit Committee and a Compensation Committee.

     The Company's Audit Committee is responsible for: (i) making an annual recommendation to the Board of Directors to appoint independent public accountants to audit the financial statements of the Company and to determine the scope of such audits; (ii) meeting with the Company's independent public accountants and with its internal accountants to review all accounting controls and procedures of the Company; (iii) reviewing the reports from the Company's independent public accountants with respect to management's compliance with U.S. laws and regulations and the Company's policies with respect to ethics, conflicts of interest and disbursements of funds; and (iv) reporting to the Board of Directors with respect to the results of clauses (i), (ii) and (iii) above. The members of the Audit Committee are Messrs. Price, Heldfond and Melton. The Audit Committee met four times during fiscal 1999.

     The Compensation Committee is responsible for administering any stock option or stock purchase plans, unless otherwise provided by such plan or the Board of Directors, and for reviewing and making recommendations to the Board of Directors with respect to salaries, bonuses and other compensation of the Company's executive officers. The Compensation Committee also administers the UBICS, Inc. 1997 Stock Option Plan. The members of the Compensation Committee are Messrs. Mallya, Price and Heldfond. The Compensation Committee met two times during fiscal 1999.

     The Board does not have a standing Nominating Committee; the selection of nominees for the Board of Directors is made by the entire Board of Directors. The Company's Amended and Restated By-Laws provide that any stockholder of the Company entitled to vote in the election of directors may nominate one or more persons for election to the Board of Directors by giving timely notice in writing to the Secretary of the Company in accordance with the By-Laws.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company

               NAME                   AGE                       POSITION
               ----                   ---                       --------
Vijay Mallya......................    44     Chairman and Director
Manohar B. Hira...................    60     President and Director
Dennis M. Stocker.................    59     Senior Vice President, Marketing and Sales
Babu Srinivas.....................    45     Vice President, Finance and Accounting, Acting
                                             Chief Financial Officer and Secretary
Vijay P. Reddy....................    51     Vice President, Personnel and Administration
Patrick Ghilani...................    29     Vice President, Enterprise Solutions

     Additional information regarding Messrs. Mallya and Hira is set forth above under "Election of Directors."

     Dennis M. Stocker was appointed Senior Vice President, Marketing and Sales in September 1999. Prior to joining UBICS, from 1997 to 1999 Mr. Stocker was founder and owner of Stocker & Associates, a sales training company. From 1993 to 1997, Mr. Stocker was Vice President and Division Director of Mastech Corporation, where he was in charge of the IBM Division and the Commercial Division. Mr. Stocker holds a Bachelors degree in Accounting.

     Babu Srinivas has been Vice President, Finance and Accounting of the Company since April 1996 and has been Acting Chief Financial Officer since January 2000. Mr. Srinivas served in various senior management capacities for companies in the UB Group, including senior manager--internal audit, controller and general manager, from 1990 to March 1996. Mr. Srinivas is a Chartered Accountant in India.

     Vijay P. Reddy was appointed Vice President, Personnel and Administration in January 1998. Prior to joining the Company he served as a senior executive for personnel administration for the UB Group from November 1996 to January 1998. Mr. Reddy is a graduate of the U.S. Army Command and General Staff College, Ft. Leavenworth, Kansas, and holds a Master's Degree in management of human resources. Mr. Reddy has 29 years of experience in personnel and administration matters and served in various capacities for the Armed Forces in India from 1971 to 1996.

     Patrick Ghilani was appointed Vice President, Enterprise Solutions of UBICS in June 1998. Prior to joining UBICS, Mr. Ghilani was employed in various positions with Ernst & Young LLP from August 1995 to June 1998, including Manager in the Global Consulting Practice. From 1993 to 1995, Mr. Ghilani held positions in Operations and Production for DECO Grand, Inc., an automotive parts supplier. Mr. Ghilani has seven years' experience with large-scale enterprise applications and process re-engineering initiatives.

                             EXECUTIVE COMPENSATION
COMPENSATION SUMMARY

     The following table sets forth information regarding compensation paid to the chief executive officer of the Company and each other current or former executive officer whose total compensation exceeded $100,000 for the fiscal year ended December 31, 1999 (together, the "named executive officers"), for the fiscal years ended December 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                   LONG TERM
                                     ANNUAL COMPENSATION          COMPENSATION
                                     -------------------             AWARDS
 NAME AND PRINCIPAL                                OTHER ANNUAL   OPTIONS/SARS    ALL OTHER
      POSITION         YEAR    SALARY     BONUS    COMPENSATION       (#)        COMPENSATION
 ------------------    ----    ------     -----    ------------   ------------   ------------
Vijay Mallya.........  1999   $150,000
  Chairman             1998    150,000
                       1997    150,000                               75,000

Manohar B. Hira......  1999   $120,000               $44,034(1)      35,000        $18,000(2)
  President            1998    120,000                22,802(3)                     18,000(2)
                       1997    109,000   $20,000(4)    19,000        90,000

O'Neil Nalavadi......  1999   $100,000               $31,931(6)                    $15,000(2)
  Senior Vice          1998    100,000                30,171(7)                     15,000(2)
  President            1997     58,333                               52,000
  and CFO(5)

Patrick Ghilani......  1999   $150,000   $25,000(9)   $51,132(10)
  Vice President,      1998     80,000                 5,046(11)     50,000
  Enterprise           1997
  Solutions(8)

---------------
(1) Includes amounts paid by UBICS for use of an automobile ($15,746) and payment of travel expenses ($28,256) by UBICS on behalf of Mr. Hira.

(2) Represents payments for contributions to retirement accounts for Mr. Hira and Mr. Nalavadi pursuant to their respective employment agreements.

(3) Includes amounts paid by UBICS for use of an automobile ($15,746) and payment of travel expenses ($7,056) by UBICS on behalf of Mr. Hira.

(4)   Represents bonuses paid to Mr. Hira in 1998 but earned in 1997.

(5)   Mr. Nalavadi resigned his employment with UBICS in January 2000.

(6) Includes payment of travel expenses by UBICS on behalf of Mr. Nalavadi ($20,850) and amounts paid by UBICS for use of an automobile ($11,081).

(7) Includes payment of travel expenses by UBICS on behalf of Mr. Nalavadi ($21,168) and amounts paid by UBICS for use of an automobile ($9,003).

(8)   Mr. Ghilani was first employed by UBICS in June 1998.

(9)   Represents a bonus paid to Mr. Ghilani in 2000 but earned in 1999.

(10) Includes forgiveness of a loan made by UBICS to Mr. Ghilani ($39,407) and amounts paid by UBICS for use of an automobile by Mr. Ghilani ($11,725). See "Employment Agreements."

(11)  Represents amounts paid by UBICS for use of an automobile for Mr. Ghilani.

STOCK OPTIONS

     The Company currently maintains the UBICS, Inc. 1997 Stock Option Plan (the "1997 Plan") under which stock option awards may be made to eligible employees of the Company. A maximum of 1,300,000 shares of

Common Stock may be issued pursuant to exercise of options granted under the 1997 Plan, which number may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other relevant capitalization change. As of December 31, 1999, there were options to purchase an aggregate of 536,000 shares of UBICS Common Stock outstanding under the 1997 Plan.

     The following tables set forth certain information with respect to options granted to the named executive officers during the fiscal year ended December 31, 1999 and the value of options held by the named executive officers on December 31, 1999. None of the named executive officers exercised any options to purchase common stock during the fiscal year ended December 31, 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS                               POTENTIAL REALIZABLE
                                    ---------------------------------------------                       VALUE AT
                                     NUMBER OF     PERCENT OF TOTAL                              ASSUMED ANNUAL RATES OF
                                     SECURITIES     OPTIONS/ SARS                                STOCK APPRECIATION FOR
                                     UNDERLYING       GRANTED TO      EXERCISE OF                    OPTION TERM(1)
                                    OPTIONS/SARS     EMPLOYEES IN     BASE PRICE    EXPIRATION   -----------------------
               NAME                 GRANTED (#)      FISCAL YEAR        ($/SH)         DATE        5%($)        10%($)
               ----                 ------------   ----------------   -----------   ----------   ----------   ----------
Vijay Mallya......................
Manohar B. Hira...................     35,000             33.3%          $2.50       12/1/09      $ 54,950     $139,300
O'Neil Nalavadi...................
Patrick Ghilani...................

---------------
(1) Based on the product of (a) the difference between (i) the per share market price of the Common Stock on the date of the grant ($2.50 per share), compounded annually over the term of the option (10 years) at the assumed annual rate indicated, and (ii) the exercise price per share and
      (b) the number of shares of UBICS Common Stock obtainable upon exercise of the option. Amounts shown were calculated at the assumed 5% and 10% annual rates required by the Securities and Exchange Commission and are not intended as a forecast of future appreciation in the price of the UBICS Common Stock.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                    NUMBER OF UNEXERCISED OPTIONS   VALUE OF UNEXERCISED IN-THE-MONEY
                                       HELD AT FISCAL YEAR-END         OPTIONS AT FISCAL YEAR-END
                                    -----------------------------   ---------------------------------
               NAME                 EXERCISABLE    UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
               ----                 ------------   --------------   --------------   ----------------
Vijay Mallya......................     50,000          25,000                0               0
Manohar B. Hira...................     95,000          30,000          $15,350               0
O'Neil Nalavadi...................     34,666          17,334                0               0
Patrick Ghilani...................     16,665          33,335                0               0

EMPLOYMENT AGREEMENTS

     UBICS entered into substantially identical employment agreements in 1997 with Messrs. Mallya, Hira and Nalavadi, and in 1998 with Mr. Ghilani pursuant to which each of them serve as an executive officer of the Company. The initial terms of the employment agreements were three years and the agreements provide for payment of an annual base salary to Messrs. Mallya, Hira, Nalavadi and Ghilani of $150,000, $120,000 and $100,000 and $150,000, respectively, and an annual bonus as determined by the Compensation Committee of the Board of Directors. Effective January 15, 2000, Mr. Nalavadi resigned his employment with the Company. Also, pursuant to the severance agreement described below, effective April 1, 2000, the base salary for Mr. Hira was increased to $180,000.

     The agreements with Messrs. Hira and Nalavadi also provide for annual payments by UBICS to retirement accounts designated by Messrs. Hira and Nalavadi, respectively, equal to 15% of their respective annual base salaries. The agreements with Messrs. Mallya, Hira and Nalavadi automatically extend beginning on the second anniversary of the agreements, so that the remaining term of each agreement is always one year unless either party gives notice of their intention to terminate the agreement at the end of the term. The agreements are terminable by UBICS immediately for cause. The agreements prohibit the executive officers from competing with UBICS during their employment with UBICS and for one year thereafter, and from improperly disclosing or using UBICS' proprietary information. The employment agreements also include the provisions relating to severance described below.

     The employment agreements with each of Messrs. Mallya, Hira, Nalavadi and Ghilani provide that if, on or after the date of a "Change in Control" (as defined herein), UBICS, for any reason, terminates the employee's employment or the employee resigns "for good reason" (as defined herein), then UBICS shall pay to the employee within five days following the date of termination or date of resignation, as applicable: (i) the employee's salary and benefits through the termination date or resignation date, both as in effect on the date prior to the date of the Change in Control; and (ii) the amount of any bonus payable to the employee for the year in which the Change in Control occurred, pro rated to take into account the number of days that have elapsed in such year prior to the termination date or resignation date. In addition, during a period following the termination or resignation date equal to the remaining term of the employee's employment agreement as of the date immediately prior to such termination or resignation date, UBICS shall continue to pay to the employee his annual salary, as in effect on the day prior to the date of the Change in Control, on the dates when such salary would have been payable had the employee remained employed by UBICS and shall continue to provide to the employee during such specified period, at no cost to the employee, the benefits the employee was receiving on the day prior to the date of the Change in Control or benefits substantially similar thereto.

     For purposes of the employment agreements, a "Change in Control" is deemed to occur upon any of the following events:

          (i) any individual, corporation, partnership, association, trust or other entity (other than Vijay Mallya or an affiliate of Vijay Mallya) becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of UBICS representing 50% or more of the combined voting power of UBICS' then outstanding voting securities;

          (ii) the individuals who as of the date of the agreements are members of the Board of Directors of UBICS (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of UBICS (provided, however, that if the election, or nomination for election by UBICS' stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director will, for purposes of such agreements, be considered as a member of the Incumbent Board);

          (iii) an agreement by UBICS to consolidate or merge with any other entity pursuant to which UBICS will not be the continuing or surviving corporation or pursuant to which shares of the Common Stock of UBICS would be converted into cash, securities or other property, other than a merger of UBICS in which holders of the Common Stock of UBICS immediately prior to the merger would have the same proportion of ownership of Common Stock of the surviving corporation immediately after the merger;

          (iv) an agreement of UBICS to sell, lease, exchange or otherwise transfer in one transaction or a series of related transactions substantially all of the assets of UBICS;

          (v) the adoption of any plan or proposal for a complete or partial liquidation or dissolution of UBICS; or

          (vi) an agreement to sell more than 50% of the outstanding voting securities of UBICS in one or a series of related transactions other than an initial public offering of voting securities registered with the Commission.

     The term "good reason" means: (i) a material diminution by UBICS of the employee's title or responsibilities, as that title and those responsibilities existed on the day prior to the date of a Change in Control; or (ii) a material diminution by UBICS in the employee's salary, benefits or incentive or other forms of compensation, all as in effect on the day prior to the date of a Change in Control.

     UBICS and Manohar B. Hira, currently President and a director of UBICS, have entered into an Agreement of Severance, Waiver and Release, as amended, (the "Severance Agreement"), which provides that Mr. Hira will continue as an employee of UBICS on a quarter-to-quarter basis under the terms of his employment agreement described above, as amended by the Severance Agreement. Either UBICS or Mr. Hira may terminate Mr. Hira's employment effective as of the end of any calendar quarter by giving written notice at least fifteen (15) days prior to the end of such calendar quarter. Mr. Hira has also agreed in the Severance Agreement to resign from the office of President on the earlier of the date on which UBICS hires a new President and Chief Executive Officer or the date on which his employment terminates as described above.

     Pursuant to the Severance Agreement, UBICS made a payment to Mr. Hira of $150,000 on April 1, 2000 and will make additional payments of $100,000 each on April 1 of 2001, 2002 and 2003. In connection with an amendment to the Severance Agreement in December 1997, UBICS granted Mr. Hira ten year options to purchase 35,000 shares of Common Stock at an exercise price of $2.50 per share. In addition, on April 1, 2000, all stock options then held by Mr. Hira vested and became exercisable by Mr. Hira or his estate until the expiration date of such options. UBICS further agreed to provide Mr. Hira with medical insurance coverage for a period of four years following the termination of his employment. UBICS also agreed to amend a mortgage note dated June 24, 1998 from Mr. Hira to UBICS in the principal amount of $250,000 to eliminate all scheduled installment payments and provide that the principal amount and all accrued interest shall be due and payable on April 1, 2004. Mr. Hira agreed to release UBICS and its present and former officers, directors, employees, agents and attorneys from any and all claims, suits, damages and expenses related to or arising out of Mr. Hira's employment or termination of employment with UBICS.

     Under the Severance Agreement, Mr. Hira has agreed to resign as a director of UBICS upon termination of his employment.

     In August 1999, UBICS entered into an agreement with Mr. Ghilani pursuant to which Mr. Ghilani agreed not to terminate his employment with UBICS in exchange for a loan from UBICS in the amount of $37,500. In accordance with the terms of such agreement, on December 31, 1999, such loan and all accrued interest was forgiven by UBICS. Mr. Ghilani has continued to be employed by the Company pursuant to the terms of his employment agreement described above.

INDEMNIFICATION AGREEMENTS

     The Company has entered into indemnification agreements with each of its directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company.

COMPENSATION OF DIRECTORS

     The Company pays each director who is not an executive officer an annual retainer of $20,000, and all directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the Board of Directors. In addition, under the 1997 Plan, Messrs. Price and Heldfond each were granted options to purchase 20,000 shares of UBICS Common Stock at exercise prices of $13.63 and $1.88, respectively, per share and Mr. Melton was granted options to purchase 25,000 shares of UBICS Common Stock at an exercise price of $3.00 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Mallya, Chairman and the beneficial owner of approximately 62% of the outstanding shares of Common Stock of the Company, may also deemed to be in "control" (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of each company that is a member of the UB Group. The UB Group is a multinational group of companies headquartered in India, and Mr. Mallya is Chairman and a significant shareholder of such companies. Any transaction between the Company, on the one hand, and a company in the UB Group, on the other hand, may be deemed to be a transaction between "affiliates" (within the meaning of the Securities Act). In addition, Mr. Hira, currently President and a director of the Company, was employed in various senior management capacities with the UB Group and its affiliate, UB Information Consultancy Services Ltd., an Indian corporation ("UB Services") from 1981 to 1995, and O'Neil Nalavadi, former Senior Vice President, Chief Financial Officer and director of the Company, was employed in various senior management capacities with the UB Group from 1984 to 1997. See "Election of Directors."

     From time to time, the UB Group has provided administrative services to the Company by UB Group employees and allowed the Company the use of office space and facilities in India and other foreign locations where the UB Group has an office. Prior to 1997, such services were provided on an informal basis and not under a written contractual arrangement, although the Company reimbursed the UB Group for any out-of-pocket cost of the services provided.

     In October 1997, the Company entered into Services Agreements with Mr. Mallya and two UB Group companies, UB International Limited and United Breweries Limited (the "Services Agreements"), pursuant to which the UB Group agreed to provide services and accommodations to the Company, including the right to use the "UB Group" name, both in India and in other countries where the UB Group has an office or location, from time to time on an as needed basis. The Services Agreements, which have an initial term of five years, require the Company to pay the UB Group company providing the services or accommodations compensation on terms no less favorable to the Company than those which would be made to non-affiliated parties. Compensation for services will be based on the estimated costs, including a reasonable allocation of direct and indirect overhead costs, incurred by the UB Group company providing the services. Compensation for use of facilities of a UB Group company will be based on the provider's costs (including rent, taxes, utilities and other operating expenses) for the portion of the facility used by the Company, prorated based on the number of days of each month the Company actually uses the facility. The costs incurred by the Company in the future pursuant to these agreements are expected to be comparable to the costs incurred for such services for prior fiscal years.

     The Company also has entered into non-competition agreements with Mr. Mallya and three UB Group companies (UB Services, United Breweries Limited and UB International Limited) pursuant to which the UB Group (including UB Services) and Mr. Mallya have agreed not, and to cause their respective affiliates not, to compete with the Company or use the name "UBICS" and to cause UB Services to cease business operations. Each non-competition agreement has a term of five years subject to earlier termination upon certain events involving a change in control of the Company.

     In addition, the Company was party to a sublease agreement with United Breweries of America ("UBA"), a UB Group company, pursuant to which the Company subleased a portion of its office space in Sausalito, California to UBA. Pursuant to the sublease, UBA agreed to pay its pro rata share of the rent and operating expenses payable by the Company under its lease. UBA's annual rental and operating expense payment under the sublease was approximately $83,000. Effective on June 2, 1999, the Company terminated its lease of such office space and its sublease agreement with UBA and UBA became the lessee of such office space. The Company now subleases a portion of such office space from UBA on a month-to-month basis. The rental amount for such subleased space is $4,288 per month or $51,456 per year.

     Manohar B. Hira, president and a director of UBICS, executed and delivered to UBICS a Mortgage Note dated June 24, 1998 in the principal amount of $250,000 (the "Note") evidencing a loan in such amount by UBICS to Mr. Hira to finance a portion of the purchase price of a personal residence. The Note is secured by a second mortgage on such property in favor of UBICS. The terms of the Note were amended pursuant to the Severance Agreement which is described above under "Executive Compensation -- Employment Agreements" to provide that no installment payments of principal or interest are required to be made until the maturity date (April 1, 2004), at which date all principal and accrued interest will be due and payable.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee, a majority of the members of which are independent directors, is responsible for reviewing and making recommendations to the Board with respect to salaries, bonuses and other compensation of the Company's executive officers and administering any stock option or stock purchase plans unless otherwise provided by such plan or the Board. The Compensation Committee met once during fiscal 1999 to pursue the aforementioned duties.

     The base salaries of most of UBICS's executive officers, including Vijay Mallya, Manohar B. Hira, Babu Srinivas and Patrick Ghilani, are as provided in such officers' respective employment agreements with UBICS. Other executive officers receive a base salary as determined by the Compensation Committee at the time of appointment of the officer. On April 13, 2000, the Committee determined to award bonuses to Messrs. Ghilani, Reddy and Srinivas for the 1999 fiscal year for their efforts on behalf of the Company, but did not award bonuses to Messrs. Mallya or Hira.

     Mr. Mallya, Chairman of UBICS, and Mr. Hira, President of UBICS, are eligible to receive compensation in the form of base salary, bonus and stock options. The base salaries paid to Messrs. Mallya and Hira are determined pursuant to their respective employment agreements and are not related to the financial performance of UBICS. Bonuses may be paid to Messrs. Mallya and Hira under their employment agreements, in the discretion of the Compensation Committee; this component of compensation takes into account factors such as the financial performance of UBICS for the year in question and the Compensation Committee's assessment of the individual officer's performance. No bonuses were paid to Messrs. Mallya and Hira for 1999 because the Compensation Committee concluded that payment of bonuses was not warranted since UBICS did not achieve the expected increase in earnings from 1998 to 1999. Finally, Messrs. Mallya and Hira are eligible to receive stock option grants under the 1997 Plan, which are intended primarily as an incentive to retain such officers and encourage them to continue to work for the growth of UBICS. Mr. Hira was granted 35,000 stock options during 1999 as part of his Severance Agreement described above under "Executive Compensation -- Employment Agreements."

     During 1999, the Board granted stock options covering an aggregate of 85,000 shares of UBICS Common Stock to two of the Corporation's executive officers. All options granted to executive officers were granted in connection with the initial hiring (in the case of Mr. Stocker) or a severance agreement (in the case of Mr. Hira). No other options were granted during 1999 to existing executive officers. Although in general the Compensation Committee has the power to approve option grants under the 1997 Plan, the option grants to such executive officers were approved by the full Board since they related to the initial hiring of or severance arrangement with such officers. The number of options granted to such executive officers was determined based on negotiations between management and the respective officers in consultation with the Board, with regard to the officer's relative position and the Board's and management's assessment of the officer's anticipated value to the Company and anticipated contributions to the growth of the Company.

                                          By the Compensation Committee
                                          of the Board of Directors:

                                          Vijay Mallya
                                          Kent D. Price
                                          Scott B. Heldfond

                                          By the Board of Directors:

                                          Vijay Mallya
                                          Manohar B. Hira
                                          Scott R. Heldfond
                                          Kent D. Price

                                          April 13, 2000

          COMPARISON OF CUMULATIVE TOTAL RETURN SINCE OCTOBER 30, 1997

     The following graph shows the cumulative total shareholder return on the UBICS Common Stock from October 30, 1997 (the date on which the Common Stock commenced trading on the Nasdaq National Market) through December 31, 1999 as compared to the returns of the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index. The graph assumes that $100 was invested in the Common Stock on October 30, 1997, and in the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index and assumes reinvestment of dividends.

                                                   UBICS COMMON STOCK                                      NASDAQ COMPUTER AND
                                                   ------------------        NASDAQ NATIONAL MARKET     DATA PROCESSING SERVICES
                                                                                 COMPOSITE INDEX               STOCK INDEX
                                                                             ----------------------     ------------------------
10/30/97                                                 100.00                      100.00                      100.00
1/31/99                                                   52.08                      157.25                      210.10
12/31/99                                                  26.04                      255.34                      356.14

                              CERTAIN TRANSACTIONS

     The Company has entered and intends to enter into certain arrangements and agreements with companies in the UB Group. See "Executive
Compensation -- Compensation Committee Interlocks and Insider Participation."

     During 1999, the Company made, and subsequently forgave a $37,500 loan to its Vice President, Enterprise Solutions, Patrick Ghilani. See "Executive Compensation -- Employment Agreements."

     The Company has a policy requiring all transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors or, if required by law, a majority of the disinterested stockholders, and requiring such transactions to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the UBICS Common Stock as of April 25, 2000 by (1) each person who is known by UBICS to have been the beneficial owner of more than five percent of the UBICS Common Stock on such date, (2) each director and named executive officer of UBICS and (3) all directors and executive officers of UBICS as a group as of such date (based on 6,479,800 shares of UBICS Common Stock outstanding as of April 25, 2000).

                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER               NUMBER      PERCENT
            ------------------------------------              ---------    -------
United Breweries Information Consultancy Services Ltd.(2)...  4,033,751     62.3%
Vijay Mallya(3)(4)(5).......................................  4,083,751     62.5
Manohar B. Hira(4)(5)(6)....................................    132,700      *
Scott R. Heldfond(4)(5)(6)..................................     42,000      *
O'Neil Nalavadi(5)(6).......................................     52,000      *
Kent Price(4)(5)............................................     51,000      *
Christopher C. Melton Sr.(4)(5).............................     25,000      *
Patrick Ghilani(4)(5).......................................     16,665      *
All directors and executive officers as a group (9
  persons)(3)(5)............................................  4,401,114     64.5%

---------------
 * Represents less than 1% of the outstanding shares.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes shares as to which the listed person has or shares voting and/or investment power. Shares of UBICS Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this Proxy Statement are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) United Breweries Information Consultancy Services Ltd. (the "Principal Stockholder"), is a corporation organized under the laws of the British Virgin Islands. The Principal Stockholder's address is P.O. Box 3149, Pasea Estate, Road Town, BVI. Vijay Mallya (directly and through other entities owned and controlled by Mr. Mallya) owns all of the outstanding equity interests in the Principal Stockholder and therefore is the indirect beneficial owner of such shares.

(3) Includes shares owned by the Principal Stockholder, which shares are indirectly beneficially owned by Mr. Mallya as set forth in footnote 2.

(4) The address of Mr. Mallya, Mr. Ghilani, Mr. Hira, Mr. Heldfond, Mr. Price and Mr. Melton is c/o UBICS, Inc., 333 Technology Drive, Suite 210, Southpointe, Canonsburg, Pennsylvania 15317.

(5) Includes shares of UBICS Common Stock that may be acquired by the following directors and officers pursuant to the exercise of options granted pursuant to the 1997 Plan: Mr. Mallya, 50,000; Mr. Ghilani, 16,665; Mr. Hira, 125,000; Mr. Nalavadi, 52,000; Mr. Heldfond, 40,000; Mr. Price, 40,000; Mr.
    Melton, 25,000; all directors and executive officers as a group, 346,663.

(6) Includes 7,000 shares owned solely by Mr. Hira's wife, with respect to which Mr. Hira disclaims beneficial ownership.

(7) The address of Mr. Nalavadi is 2107 Ficus Circle, El Dorado Hills, CA 95762.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors, officers, and persons who are directly or indirectly the beneficial owners of more than 10% of the Common Stock of the Company are required to file with the Commission, within specified monthly and annual due dates, a statement of their initial beneficial ownership and all subsequent changes in ownership of

Common Stock. Rules of the Commission require such persons to furnish the Company with copies of all Section 16(a) forms they file.

     For the fiscal year ended December 31, 1999 all officers and directors of the Company filed the required Section 16(a) forms on a timely basis to report their ownership of and changes in beneficial ownership of Common Stock except as follows: Form 3 for Dennis Stocker was not timely filed.

                             SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Shareholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2000 Annual Meeting, shareholder proposals must be received by the Company no later than July 7, 2000 and must otherwise comply with the requirements of Rule 14a-8. Shareholder proposals submitted outside the processes of Rule 14a-8 must be received by the Company no later than September 20, 2000 and must otherwise comply with the requirements of Rule 14a-4(c) under the Exchange Act; in accordance with Rule 14a-4(c), proxy holders will have discretionary authority to vote in accordance with their judgment upon any such proposal which is not timely received by the Company or which does not otherwise comply with Rule 14a-4(c).

                              INDEPENDENT AUDITORS

     The Company engaged Arthur Andersen LLP, independent certified public accountants, as auditors for the fiscal year ended December 31, 1999. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. Such representatives will be available to respond to appropriate questions from the stockholders.

                                 OTHER MATTERS

     The Board of Directors of UBICS does not know of any matters to be presented at the Annual Meeting other than the proposals set forth herein. If any other matters should properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

                             AVAILABLE INFORMATION

     UBICS is subject to certain informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the regional offices of the Commission at Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661 and Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

                          ANNUAL REPORT AND FORM 10-K

     ENCLOSED WITH THE PROXY STATEMENT IS A COPY OF THE COMPANY'S 1999 ANNUAL REPORT TO STOCKHOLDERS. STOCKHOLDERS MAY OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE COMMISSION WITHOUT CHARGE BY WRITING TO: UBICS, INC., 333 TECHNOLOGY DRIVE, SUITE 210, SOUTHPOINTE, CANONSBURG, PENNSYLVANIA 15317,
ATTENTION: BABU SRINIVAS.

                             ADDITIONAL INFORMATION

     The Company knows of no other matters which will be presented to stockholders for action at the Annual Meeting. However, if other matters are presented which are proper subjects for action by stockholders, it is the intention of those named in the accompanying Proxy to vote such Proxy in accordance with their judgement upon such matters.

                            YOUR VOTE IS IMPORTANT.

     THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE FOR WHICH POSTAGE HAS BEEN PAID. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

                                        BY ORDER OF THE BOARD OF DIRECTORS OF
                                        UBICS, INC.

                                        BABU SRINIVAS
                                        VICE PRESIDENT, FINANCE AND
                                        ACCOUNTING AND SECRETARY

Date: May 5, 2000

                                    FORM OF
                                     PROXY


                                  UBICS, INC.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


Vijay Mallya, Manohar B. Hira and Babu Srinivas, with full power of substitution in each, are hereby authorized to represent the undersigned at the 2000 Annual Meeting of Stockholders of UBICS, Inc. (the "Company") to be held at the Holiday Inn Pittsburgh South, 164 Fort Couch Road, Pittsburgh, Pennsylvania on Thursday, June 8, 2000 at 11:00 a.m., and at any adjournment thereof, and thereat to vote the same number of shares as the undersigned would be entitled to vote if then personally present.


              (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)


                            * FOLD AND DETACH HERE *


                                                               Please mark
                                                              your votes as
                                                              indicated on   [X]
                                                               this example

1. ELECTION OF TWO (2) DIRECTORS
   NOMINEES: For the Class III Directors Whose Terms Expires in 2002:

                          FOR               WITHHELD

   VIJAY MALLYA          [   ]                [   ]


                          FOR               WITHHELD

   MANOHAR B. HIRA       [   ]                [   ]

          THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL HAVE NO AFFECT ON THE VOTE ON ANY MATTER TO COME BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING.

          DATE: __________________________________ 2000

          ___________________________________________________________________
          Stockholder(s) sign above exactly as name is printed on label. If signing as representative, so indicate. For joint accounts, all owners should sign.



--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *


                                 ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                                       OF

                                     UBICS


                                  June 8, 2000
                         Holiday Inn, Pittsburgh South
                              164 Fort Couch Road
                                Pittsburgh, Pa.
                            Beginning at 11:00 A.M.